UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 5, 2006
(Date of earliest event reported)
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-4136

Minnesota	41-0948334
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
3515 Lyman Boulevard, Chaska, Minnesota 55318
(Address of principal executive offices, including zip code)
(952) 368-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 5, 2006, Joan L. Gardner, a director on the Board of Directors of Lifecore Biomedical, Inc. (the “Company”), informed the Company that she did not intend to stand for re-election at the Company’s 2006 Annual Meeting of Shareholders to be held on November 16, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
By:	/s/ Dennis J. Allingham
Dennis J. Allingham
President and Chief Executive Officer

Date: September 11, 2006

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